EXHIBIT 10.7

                                LANDSING PACIFIC FUND
                          1993 DIRECTORS' STOCK OPTION PLAN



               Landsing Pacific Fund (the "Company"), in order to attract and retain qualified members of its Board and to provide additional incentive by offering them an opportunity to obtain a proprietary interest in the Company, hereby authorizes non-qualified stock options to be granted to members of the Board to purchase shares of Common Stock upon the following terms and conditions. Subject to the provisions of Paragraph 11, this Plan shall be effective as of May 14, 1993 (the "Effective Date").


          1.   DEFINITIONS.    As used  herein,  the following  definitions
          shall apply:


               "AMEX" means the American Stock Exchange.


               "Annual Fee" with respect to any Director means the annual retainer fee payable to such Director for serving as such, but shall not include any additional fee payable for attending any meeting of the Board or any committee thereof or any consulting fee payable to such Director.


               "Board" means the Board of Directors of the Company.


               "Cause" means (i) willful breach or neglect of duty, (ii) actions taken in bad faith and not in the best interest of the Company, (iii) fraud or (iv) conviction of a felony.


               "Code" means the Internal Revenue Code of 1986, as amended.

               "Common Stock" means the Common Stock of the Company.

               "Company" means Landsing Pacific Fund.

               "Director" means a member of the Board.

               "Effective Date" means May 14, 1993.

               "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                     (i) the last reported sale price of the Common Stock on the AMEX or any other national securities exchange on which the Common Stock may then be listed, or, if no such reported sale takes place on any such day, the average of the closing bid and asked prices, or

                    (ii) if such Common Stock is then listed on the NASDAQ National Market System, the last reported sale price or, if no such reported sale takes place on any such day, the average of the closing bid and asked prices, or

                    (iii) if such Common Stock is not quoted on such National Market System nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices, as reported by THE WALL STREET JOURNAL for the over-the-counter market, or

                    (iv) if none of the foregoing is applicable, then the Fair Market Value of a share of Common Stock shall be determined by the Board in its discretion.

               "Option" means any option to purchase shares of Common Stock granted pursuant to this Plan.

               "Optionee" means any Director or former Director granted an Option pursuant to this Plan.

               "Plan" means this 1993 Directors Stock Option Plan, as amended from time to time.

               "Retirement" means termination of Board service by a Director for any reason, except removal for Cause, after such Director has reached age 62 if such Director has served on the Board for at least seven years or after such Director has reached age 65 regardless of the amount of time such Director has served on the Board.

               "Securities Act" means the Securities Act of 1933, as amended.

               "Tax Date" shall have the meaning set forth in Section 12.

          2.   ADMINISTRATION.   This  Plan  shall be  administered by  the
          Board.

          3. NUMBER OF SHARES SUBJECT TO OPTION. The aggregate number of shares which may be issued under the Plan is 75,000 shares of
          Common Stock. If the Company shall effect one or more stock splits, stock dividends, stock combinations, or similar capital adjustments, the Board shall proportionately adjust the number of shares of Common Stock with respect to which Options may be granted under the Plan. If any Option granted hereunder shall expire or terminate for any reason without having been exercised in full, the shares subject to such expired or terminated Option, or portion thereof, shall be available for future Options.

          4. ELIGIBILITY. Options may only be granted to Directors who are not employees of the Company.

          5.   GRANT AND TERMS OF OPTIONS.

                    (i) On the Effective Date, each Director who is not an employee of the Company shall be granted an Option to purchase 5,000 shares of Common Stock. Thereafter, on January 1 of each year, each Director then in office who is eligible to participate in the Plan shall be granted an Option to purchase a number of shares of Common Stock which is equal to the amount of the Annual Fee payable to such Director during such year divided by the Fair Market Value for one share of Common Stock on such January 1. If in any year there remains an insufficient number of shares of Common Stock reserved for issuance under this Plan, each Director shall receive an Option to purchase a portion of such remaining shares which bears the same proportion to the total amount of such remaining shares as the Annual Fee payable to such Director bears to the sum of the Annual Fee payable to all Directors participating in the Plan.

                    (ii) No Option shall be transferable by the Optionee otherwise than by will or the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by the Optionee.

                    (iii) Each Option or portion thereof shall be exercisable for ten years after such Option or portion thereof vests as set forth in Section 6, PROVIDED THAT, in the event that the service of the Director holding such Option on the Board terminates by reason of permanent disability (as defined in
          Section 105(d)(4) of the Code) or Retirement, all Options held by such Optionee shall be deemed to be immediately vested on the date of such termination, and PROVIDED, FURTHER, THAT all such Options shall expire unless exercised by the earlier of (a) 24 months after the date of such termination or (b) the tenth anniversary of the vesting of such Option or portion thereof. If an Optionee resigns from the Board or such Optionee's Service on the Board terminates for any reason other than permanent disability, Retirement or removal for Cause, all Options held by such Optionee or portion or portions thereof which are not then vested shall expire. On the date that an Optionee is removed for Cause, all Options or any portion or portions thereof held by such Optionee whether or not then vested and exercisable shall lapse and expire.

                    (iv) Each Option shall have an exercise price equal to the Fair Market Value of the Common Stock on the date such Option is granted.

                    (v) The consideration to be paid for the shares of Common Stock to be issued upon exercise of an Option, including the method of payment, shall be determined by the Board at the time of grant, and may consist entirely of (i) cash, (ii) certified or cashier's check, or (iii) other shares of Common Stock which (x) either have been owned by the optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the shares as to which said Option shall be exercised, (iv) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price, (v) delivery of an irrevocable subscription agreement for the shares which obligates the option holder to take and pay for the shares not more than 12 months after the date of delivery of the subscription agreement or (vi) any combination of the foregoing methods of payment.


          6.   VESTING.  Each Option shall vest as follows:

               (a) During the first year after the date such Option is granted, no portion of such Option shall be exercisable;

               (b) As of the first anniversary of grant, each Option shall vest and become exercisable with respect to 25% of the shares of Common Stock subject thereto;

               (c) As of the second anniversary of grant, each Option shall vest and become exercisable with respect to an additional 25% of the shares of Common Stock subject thereto;

               (d) As of the third anniversary of grant, each Option shall vest and become exercisable with respect to an additional 25% of the shares of Common Stock subject thereto; and

               (e) As of the fourth anniversary of grant, each Option shall vest and be exercisable with respect to all of the shares of Common Stock subject thereto.


          7. STOCK OPTION AGREEMENT. Each Option granted hereunder shall be evidenced by a written agreement between the Company and the Optionee granted such Option, which agreement shall contain terms and conditions not inconsistent with this Plan and which shall incorporate this Plan by reference. Such agreement shall also include the date, name of Optionee, number of shares to which it relates, and Option exercise price per share.

          8. DEATH OF OPTIONEE. If an Optionee dies, on the date of death all Options held by such Optionee, whether or not then otherwise vested pursuant to Section 6, shall be deemed to be immediately vested and may be exercised by the Optionee's personal representative, heirs or legatees, provided that such exercise occurs prior to the expiration of the Option and within one year after death.

          9. AMENDMENT. This Plan may be amended at any time and from time to time by the Board, provided that no provision affecting the aggregate number of shares which may be issued under the Options granted pursuant to this Plan, the class of persons eligible to receive such Options, or the timing, amount or exercise price of the Option grants may be amended more frequently than one every six months, other than to comply with changes in the Code, or the Employee Retirement Income Security Act of 1975, as amended. No amendment (i) which under the requirements of applicable law must be approved by the stockholders of the Company, or (ii) which must be approved by the stockholders of the Company in order to maintain the continued qualification of the Plan under Rule 16b-3 of the Exchange Act, will be effective unless and until such stockholder approval has been obtained. No amendment shall alter or impair any of the rights until such stockholder approval has been obtained. No amendment shall alter or impair any of the rights or obligations or any person, without his or her consent, under any Option theretofore granted under this Plan.

          10. TERMINATION. This Plan shall terminate upon the first of the following dates or events to occur:

               (a)  upon  the  adoption  of   a  resolution  of  the  Board
          terminating the Plan; or

               (b)  on May 14, 2003.

          No termination of this Plan shall alter or impair any of the rights or obligations of any person, without his consent, under any Option theretofore granted under the Plan.

           11.  STOCKHOLDER APPROVAL.   The Plan shall  be submitted to  the
          stockholders of the Company for their approval prior to May 14, 1994. The stockholders shall be deemed to have approved this Plan only if it is approved by the affirmative votes of the holders of a majority of the outstanding shares of Common Stock present, in person or by proxy, and entitled to vote at a duly called and held meeting of the stockholders in accordance with the Company's certificate of incorporation, bylaws and applicable state law, which votes shall be solicited in accordance with the rules and regulations in effect under Section 14(a) of the Exchange Act.

          12. STOCK WITHHOLDING TO SATISFY WITHHOLDING TAX OBLIGATIONS. When an Optionee incurs tax liability in connection with the exercise or vesting of any Option, which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by electing to have the Company withhold from the shares to be issued that number of shares having a Fair Market Value equal to the amount required to be withheld determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

                    All elections by Optionees to have shares withheld for this purpose shall be made in writing in a form acceptable to the Board and shall be subject to the following restrictions:

                    (i) the election must be made on or prior to the applicable Tax Date;

                    (ii) once made, the election shall be irrevocable as to the particular shares as to which the election is made;

                    (iii) all elections shall be subject to the consent or disapproval of the Board;

                    (iv) the election may not be made within six months of the date of grant of the Option; provided, however, that this limitation shall not apply in the event that death or disability of the Optionee occurs prior to the expiration of the six-month period; and

                    (v) the election must be made either six months prior to the Tax Date (as determined in accordance with Section 83 of the Code) or in the 10-day period beginning on the third day following the release of the Company's quarterly or annual summary statement of sales or earnings.

          13. RECAPITALIZATION. In the event that dividends are payable in Common Stock or in the event there are splits, subdivisions, or combinations or shares of Common stock, the number of shares available under the Plan shall be increased or decreased proportionately, as the case may be, and the number of shares of Common Stock deliverable in connection with any Option theretofore granted shall be increased or decreased proportionately, as the case may be, without change in the aggregate purchase price (where applicable).

          14. REORGANIZATION. In case the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, or in case the property or stock of the Company is acquired by another corporation or in case of separation, reorganization, or liquidation of the Company, the Board, or the board of directors of any corporation assuming the obligations of the Company hereunder, shall, as to outstanding Options either (a) make appropriate provision for the protection of any such outstanding Options by the assumption or substitution on an equitable basis of appropriate stock of the Company or of the merged, consolidated, or otherwise reorganized corporation which will be issuable in respect to the shares of Common Stock or (b) upon written notice to the Optionee, provided that all Options shall vest on the date of such notice and must be exercised within 30 days of the date of such notice or they will be terminated.

          15. GENERAL RESTRICTION. Each award shall be subject to the requirement that, if, at any time, the Board shall determine, in its discretion, that the listing, registration, or qualification of the shares subject to such award upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, such award or the issue or purchase or shares thereunder, such award may not be exercised in whole or in part unless such listing registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

          16. RIGHTS AS A STOCKHOLDER. The holder of an Option shall have no rights as a stockholder with respect to any shares cover by the Option until the date of exercise. Once an Option is exercised by the holder thereof, such holder shall have the rights equivalent to those of a stockholder, and shall be a stockholder when such holder's holding is entered upon the records of the duly authorized transfer agent of the Company. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

          17. WITHHOLDING TAXES. Whenever, under the Plan, shares are to be issued in satisfaction of Options granted hereunder, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy federal, state, and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. Whenever, under the Plan, payments are to be made in cash, such payment shall be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.